UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2008

CREATIVE VISTAS, INC.
(Exact name of Registrant as specified in its Charter)

Arizona	0-30585	86-0464104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Forbes Street
Units 8-10
Whitby, Ontario, Canada L1N 9T3
(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 666-8676

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Creative Vistas, Inc. (the “Company”) announces the election of Heung Hung Lee, Chief Financial Officer and Secretary of the Company, to the additional position of director, effective November 1, 2008.

There are no arrangements between Ms. Lee and any other person pursuant to which Ms. Lee was selected as a director, nor are there any transactions to which the Company was or is a participant and in which Ms. Lee has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE VISTAS, INC.

Date: November 7, 2008	By:	/s/ Dominic Burns
Dominic Burns President

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